UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2019
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2019, Qorvo, Inc. (the “Company”) and certain material domestic subsidiaries of the Company (the “Guarantors”) entered into the Third Amendment to that certain Credit Agreement, dated as of December 5, 2017 and as previously amended, by and between the Company, the Guarantors, Bank of America, N.A. and a syndicate of lenders (the “Amendment”). The Amendment, among other things, further extends the delayed draw availability period from June 30, 2019 until December 31, 2019. The foregoing summary is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On June 25, 2019, the Company completed its offer to exchange up to $900 million aggregate principal amount of its outstanding 5.50% Senior Notes due 2026 (the “Existing Notes”) for an equivalent amount of its $900 million aggregate principal amount 5.50% Senior Notes due 2026 registered under the Securities Act of 1933, as amended (the “New Notes”). The registered exchange offer, which expired at 5:00 p.m., New York City time, on June 21, 2019, fulfilled the Company’s obligations regarding the registration of the Existing Notes under the registration rights agreements entered into in connection with the issuances of the Existing Notes. All of the holders of the Existing Notes participated in the exchange offer, and the Company exchanged all of the outstanding Existing Notes that were tendered by the holders of those notes for the New Notes. The New Notes contain substantially identical terms to the Existing Notes.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Third Amendment to Credit Agreement, dated as of June 24, 2019, by and between Qorvo, Inc., certain of its material domestic subsidiaries, the lenders party thereto, and Bank of America, N.A., as administrative agent

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date:    June 25, 2019